Exhibit 10.35

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

among

VARIOUS CREDITORS OF TELETECH HOLDINGS, INC.

and

BANK OF AMERICA, N.A.,

as Collateral Agent

Dated as of October 24, 2003

i

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

This INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this “Agreement”) dated as of October 24, 2003 is entered into among BANK OF AMERICA, N.A.  (“Bank of America”) in its capacity as administrative agent for the Lenders (as defined below) under the Credit Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), the Purchasers referred to below, various other creditors of TeleTech Holdings, Inc., a Delaware corporation (the “Company”), and BANK OF AMERICA, as Collateral Agent (as defined below).

R E C I T A L S

A.            Pursuant to a Note Purchase Agreement dated as of October 1, 2001 (as amended by the First Amendment to Note Purchase Agreement dated as of February 1, 2003, the Waiver and Second Amendment to Note Purchase Agreement dated as of August 1, 2003 and the Third Amendment to Note Purchase Agreement dated as of September 30, 2003, and as further amended, restated or otherwise modified from time to time, the “Note Agreement”) between the Company and each of the purchasers listed on Schedule A thereto (the “Purchasers”; the Purchasers, together with each other holder of a Note (as defined below), collectively, the “Noteholders” and individually each a “Noteholder”), the Company originally issued and sold its 7.00% Senior Notes, Series A, due October 31, 2008 and its 7.40% Senior Notes, Series B, due October 31, 2011 (as amended and restated on or prior to the date hereof, collectively the “Notes” and individually each a “Note”).

B.            Pursuant to a Subsidiary Guaranty Agreement dated as of October 1, 2001 (the “Noteholder Guaranty”), various subsidiaries of the Company (collectively the “Guarantors” and individually each a “Guarantor”) have guaranteed the payment of the principal of, Make-Whole Amount (as defined below), if any, with respect to and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Agreement.

C.            Pursuant to a Credit Agreement dated as of October 29, 2002 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Company, various financial institutions (collectively the “Lenders” and individually each a “Lender”) and the Administrative Agent, the Lenders have made loans and other financial accommodations available to the Company.

D.            The Company may from time to time enter into Hedging Agreements (as defined below) with one or more Lenders or Affiliates (as defined below) thereof.

E.             The Guarantors have guaranteed the payment of all obligations of the Company under the Credit Agreement pursuant to a Guaranty dated as of October 29, 2002 (the “Lender Guaranty”).

F.             The financial institutions listed on Schedule I (together with their respective successors and assigns, collectively the “Cash Management Banks” and individually each a “Cash Management Bank”) have provided and may from time to time hereafter provide overdraft protection, lockbox services, deposit account services and other cash management services to the

Company or any of its subsidiaries (any arrangement to provide such protection and/or services, a “Cash Management Arrangement”).

G.            The Administrative Agent, the Lenders, the Noteholders, the Cash Management Banks, the Company and the Guarantors have agreed that the Credit Agreement Obligations (as defined below), the Noteholder Obligations (as defined below), the Hedging Obligations (as defined below), the Cash Management Obligations (as defined below), and the Guaranty Obligations (as defined below) shall be secured pursuant to the Collateral Documents (as defined below) with the respective priorities provided in this Agreement; the Benefited Parties (as defined below) have agreed that Bank of America shall be the collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) to act on behalf of all Benefited Parties regarding the Collateral (as defined below) and, to the extent necessary in connection therewith, the Guaranties (as defined below), all as more fully provided herein; and the parties hereto are entering into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Benefited Parties regarding their interests in the Guaranties and the Collateral.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      DEFINED TERMS AND INTERPRETATION.

(a)           As used in this Agreement, and unless the context requires a different meaning, the following terms have the respective meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

Administrative Agent - see the Preamble.

Affected Benefited Party - see Section 8.

Affiliate means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, partnership interests or membership interests, by contract, or otherwise.  Without limiting the generality of the foregoing, a Person shall be deemed to be controlled by another Person if such other Person possesses, directly or indirectly, power to vote 20% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

Agreement - see the Preamble.

Bank of America - see the Preamble.

Bankruptcy Code means the Bankruptcy Reform Act of 1978, as codified under Title 11 of the United States Code, as in effect from time to time.

Bankruptcy Proceeding means, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

Benefited Obligations means, (a) with respect to the Company, all Credit Agreement Obligations, all Noteholder Obligations, all Hedging Obligations and all Cash Management Obligations and (b) with respect to any Guarantor, all Guaranty Obligations of such Guarantor.

Benefited Parties means the holders from time to time of the Benefited Obligations.

Breakage Costs means any loss, cost or expense of the type described in Section 3.05 of the Credit Agreement as in effect on the date hereof.

Cash Management Arrangement  - see the Recitals.

Cash Management Bank  - see the Recitals.

Cash Management Obligations means all obligations of the Company or any of its subsidiaries under or in connection with any Cash Management Arrangement, including reimbursement obligations relating thereto, overdraft liabilities, fees, expenses and indemnities.

Code means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.

Collateral means, with respect to any Debtor, all property and interests in property of such Debtor in which a Lien has been created in favor of the Collateral Agent and/or any other Benefited Party to secure the obligations (including any Benefited Obligations) of such Debtor to any Benefited Party; provided that “Collateral” shall not include any Specific Collateral.

Collateral Agent   - see the Recitals.

Collateral Document means each of the documents referred to on Schedule II and any other document or instrument pursuant to which any Debtor grants to the Collateral Agent or any other Benefited Party a Lien on any property to secure the Benefited Obligations of such Debtor, but excluding any document granting a Lien on Specific Collateral in favor of a Benefited Party other than the Collateral Agent.

Commitment Fees means the fees payable under Section 2.09(a) of the Credit Agreement as in effect on the date hereof.

Commitment Termination Event means (a) the commencement of a Bankruptcy Proceeding with respect to the Company (other than a Bankruptcy Proceeding that does not constitute an “Event of Default” under the Credit Agreement), (b) the acceleration of any Benefited Obligations (which acceleration has not been rescinded) or (c) the refusal by the

Lenders to make any Borrowing (as defined in the Credit Agreement) or the L/C Issuer (as defined in the Credit Agreement) to issue any Letter of Credit requested by the Company in accordance with the terms of the Credit Agreement on any date on which the Commitments (as defined in the Credit Agreement) are subject to termination pursuant to the terms of the Credit Agreement.

Company  - see the Preamble.

Credit Agreement - see the Recitals.

Credit Agreement Obligations means all obligations of the Company under or in connection with the Credit Agreement, including for principal, interest, fees, reimbursement obligations under Letters of Credit, Breakage Costs, expenses and indemnities.

Debtor means each of the Company and each Guarantor.

Enforcement means the commencement of any enforcement, collection (including judicial or non-judicial foreclosure) or similar proceeding with respect to any Collateral (other than Specific Collateral).

Event of Default means an  “Event of Default” as defined in the Credit Agreement or the Note Agreement.

Fees and Charges means any fees and charges (including customary fees in connection with Cash Management Arrangements), amounts payable for increased costs, yield protection and other indemnities required to be paid pursuant to any Financing Agreement; provided that “Fees and Charges” shall not include (a) Letter of Credit Fees, (b) Breakage Costs, (c) Commitment Fees, (d) fees and expenses described in clause FIRST of subsection 4(a) or (c) Fronting Fees.

Financing Agreements means the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement), the Note Agreement, the Notes, this Agreement, each Hedging Agreement, each agreement governing Cash Management Arrangements, the Guaranties and the Collateral Documents.

Fronting Fees means the fronting fees payable under Section 2.03(k) of the Credit Agreement as in effect on the date hereof.

Guaranties means the Lender Guaranty, the Noteholder Guaranty and each other guaranty issued by any subsidiary of the Company of any Benefited Obligations of the Company.

Guarantor - see the Recitals.

Guaranty Obligations means, with respect to any Guarantor, all obligations of such Guarantor under or in connection with any Guaranty.

Hedging Agreement means (a) any rate swap transaction, basis swap, credit derivative transaction, forward rate transaction, equity or equity index swap or option, bond or bond price or bond index swap or option or forward bond or forward bond price or forward bond index transaction, interest rate option, forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, spot contract, or any other similar transaction or any combination of any of the foregoing (including any option to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any transaction of any kind, and each related confirmation, with respect to interest rates or currency exchange rates which is subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc.  or any International Foreign Exchange Master Agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligation or liability under any Master Agreement.

Hedging Obligations means all obligations of the Company arising under or in connection with any Hedging Agreement entered into with any Lender or any Affiliate of a Lender.

Lender - see the Recitals.

Lender Guaranty - see the Recitals.

Letter of Credit means any letter of credit issued for the account of the Company or any of its subsidiaries by a Lender under the Credit Agreement.

Letter of Credit Fees means the letter of credit fees and charges payable under Section 2.03(j) and (k) (other than Fronting Fees) of the Credit Agreement as in effect on the date hereof.

Lien means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment for security, charge or deposit arrangement, encumbrance, preferential arrangement in the nature of security or lien (statutory or other) in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

Make-Whole Amount means, with respect to any Note, the “Make-Whole Amount” payable in respect of such Note pursuant to the Note Agreement as in effect on the date hereof.

Maximum Principal Obligations means the total of the outstanding principal amount of the Benefited Obligations plus, so long as no Commitment Termination Event has occurred, the unused portion of the combined commitments to lend under the Credit Agreement minus the amount of all Specific Collateral.

Note Agreement - see the Recitals.

Noteholder - see the Recitals.

Noteholder Guaranty - see the Recitals.

Noteholder Obligations means all obligations of the Company under or in connection with the Note Agreement, including all principal of, Make-Whole Amount, if any, with respect to and interest on the Notes, and all fees, expenses and indemnities.

Notes - see the Recitals.

Notice of Special Default - see subsection 5(a).

Person means any individual, corporation, partnership, limited liability company, trust or other entity.

Preferential Payment means any payment or Proceeds from the Company or any Guarantor or any other source with respect to any Benefited Obligations (including from the exercise of any set-off) which are:

(i)            received by a Benefited Party (other than a Cash Management Bank to the extent the applicable payment or Proceeds are applied to pay Cash Management Obligations) within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to the Company, which payment reduces the amount of the Benefited Obligations owed to such Benefited Party below the amount owed to such Benefited Party as of the 90th day prior to such commencement, or

(ii)           received by a Benefited Party (other than a Cash Management Bank to the extent the applicable payment or Proceeds are applied to pay Cash Management Obligations) (A) within 90 days prior to the occurrence of any Event of Default (other than an Event of Default arising as a result of the commencement of a Bankruptcy Proceeding with respect to the Company) which has not been waived or cured within 45 days after the occurrence thereof and which payment reduces the amount of the Benefited Obligations owed to such Benefited Party below the amount owed to such Benefited Party as of the 90th day prior to the occurrence of such Event of Default or (B) within 45 days after the occurrence of such Event of Default, or

(iii)          except (A) as provided in subsection 5(b) and (B) to the extent applied by a Cash Management Bank to pay Cash Management Obligations so long as (I) such Cash Management Bank is permitting the applicable Debtor (or Debtors) to continue the applicable Cash Management Arrangement substantially in the ordinary course of business and (II) no Bankruptcy Proceeding has been commenced with respect to the Company and such Cash Management Bank has not received notice that the Credit Agreement Obligations or the Noteholder Obligations have been accelerated, received by a Benefited Party after the occurrence of a Special Event of Default;

provided that (x) the netting by a Cash Management Bank of positive and negative balances in accounts included in a Cash Management Arrangement shall not constitute a Preferential Payment prior to the first Business Day after the Business Day on which a Bankruptcy Proceeding has been commenced with respect to the Company or the Credit Agreement Obligations or the Noteholder Obligations have been accelerated; (y) the application by any Benefited Party of any Specific Collateral shall not constitute a Preferential Payment if and to the extent that prepayments made to other Benefited Parties arising out of the same event that gave rise to, and made at the time of the delivery to such Benefited Party (or an agent therefor) of, such Specific Collateral do not constitute Preferential Payments; and (z) no payment to, or application of Proceeds by, a Cash Management Bank to reimburse itself for amounts made available pursuant to a cash collateral order or similar order in a Bankruptcy Proceeding shall constitute a Preferential Payment.

Proceeds (a) with respect to any Collateral, has the meaning assigned to it under the Code and, in any event, includes (i) any and all proceeds of any collection, sale or other disposition of such Collateral and (ii) any and all amounts from time to time paid or payable under or in connection with any of such Collateral; and (b) with respect to any Guaranty, means all amounts paid to the Collateral Agent or any other Benefited Party under such Guaranty.

Purchaser - see the Recitals.

Repayment Event - see Section 8.

Required Benefited Parties means (a) Benefited Parties holding more than 50% of the Benefited Obligations, (b) at any time the principal amount of the Noteholder Obligations is at least equal to 10% of the Maximum Principal Obligations, the Required Noteholders, and (c) at any time the total of the principal amount of the Credit Agreement Obligations plus (so long as no Commitment Termination Event has occurred) the unused portion of the combined Commitments (under and as defined in the Credit Agreement) minus the amount of any Specific Collateral for the Credit Agreement Obligations is at least equal to 10% of the Maximum Principal Obligations, the Required Lenders.

Required Noteholders means “Required Holders” as defined in the Note Agreement.

Required Lenders means “Required Lenders” as defined in the Credit Agreement.

Special Event of Default means  (i) the commencement of a Bankruptcy Proceeding with respect to the Company, (ii) any other Event of Default which has not been waived or cured within 45 days after the occurrence thereof, (iii) the making of a demand for payment under any Guaranty or (iv) the acceleration of the Credit Agreement Obligations, the Noteholder Obligations, any Cash Management Obligations or any Hedging Obligations.

Special Trust Account means an interest bearing trust account maintained by the Collateral Agent for the purpose of receiving and holding Preferential Payments.

Specific Collateral - see subsection 10(k).

UCC means the Uniform Commercial Code as in effect from time to time in the State of New York.

Unmatured Event of Default means an event that, with the giving of any notice, the passage of time or both, would be an Event of Default.

(b)           Section captions are included in this Agreement for convenience only and shall not be given effect in interpreting this Agreement.  Section and Schedule references are to sections and schedules of this Agreement.  The term “including” shall in all cases mean

“including, without limitation.” Reference to any agreement (including this Agreement), document or instrument means, unless otherwise stated, such agreement, document or instrument as amended, restated or otherwise modified from time to time prior to or after the date hereof.  Reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, as in effect from time to time, including rules, regulations, enforcement procedures and interpretations promulgated thereunder.  This Agreement and the other documents relating to this Agreement are the result of negotiations among and have been reviewed by counsel to the Collateral Agent, the Administrative Agent, the Purchasers and certain of the other parties, and are the products of all parties.  Accordingly, they shall not be construed against any party merely because of such party’s involvement in their preparation.

SECTION 2.      APPOINTMENT OF COLLATERAL AGENT.

Each of the Lenders (by its consent to the execution and delivery by the Administrative Agent of this Agreement), each of the Noteholders and (by its acceptance of the benefits hereof) each other Benefited Party:

(a)           designates and appoints Bank of America to serve as the Collateral Agent under this Agreement and the Collateral Documents (and, to the extent necessary in connection therewith, the Guaranties);

(b)           authorizes the Collateral Agent to act as agent for the Benefited Parties for the purposes of executing and delivering on behalf of the Benefited Parties the Collateral Documents and, subject to the provisions of this Agreement, enforcing the Benefited Parties’ rights in respect of the Collateral (and, to the extent necessary in connection therewith, the Guaranties) and the obligations of the Debtors under the Collateral Documents (and, to the extent necessary in connection therewith, the Guaranties), together with such other powers as are reasonably incidental thereto;

(c)           acknowledges and agrees that (i) the Collateral Agent will file a deed of trust with respect to the Company’s headquarters facility and Uniform Commercial Code financing statements with respect to the personal property of the Company and the Guarantors, (ii) except as expressly set forth in clause (iii) below, the Collateral Agent will use reasonable efforts to obtain an account control agreement with respect to each deposit account (other than deposit accounts maintained outside the United States and payroll accounts) maintained by the Company or any Guarantor and (iii) unless the Required Lenders or the Required Noteholders so request during the existence of an Event of Default, the Collateral Agent will not be required to take any other action to perfect its security interest in the Collateral or to notify third Parties of such security interest (including, without limitation, noting the Collateral Agent’s lien on certificates of title, filing leasehold mortgages, filing against intellectual property with the Patent and Trademark Office, filing fixture financing statements, filing against Collateral maintained outside the United States, obtaining landlord waivers, obtaining blocked account or control agreements from Wells Fargo Bank National Association or Silicon Valley Bank or any similar action); and

(d)           acknowledges and agrees that, notwithstanding any provision in any Financing Agreement to the contrary, (i) no Debtor makes any representation or warranty as to the creation,

perfection or enforceability of any security interest in or lien on any personal property not covered by the UCC (or, solely with respect to perfection, as to which a security interest may not be perfected by central filing in accordance with Section 9-50l(a)(2) of the UCC) or any real property other than the Company’s headquarters facility (the “Initial Collateral”); and (ii) so long as no Event of Default exists, no Debtor shall have any obligation to take any action (x) to create or perfect any security interest in or lien on any personal property other than the Initial Collateral or (y) of the types described in the parenthetical clause at the end of subsection 2(c); it being understood that prior to request by the Required Lenders or the Required Noteholders during the existence of an Event of Default, the sole obligation of each Debtor with respect to the creation and perfection of security interests in and liens on Collateral shall be (i) to take all actions necessary to create, perfect and maintain security interests in all personal property of such Debtor in which a security interest may be perfected by the central filing of a financing statement under the applicable Uniform Commercial Code, (ii) to grant the Collateral Agent “control” over all deposit accounts (other than deposit accounts maintained outside the United States and payroll accounts) and investment property of such Debtor (except for existing accounts at Wells Fargo Bank National Association and Silicon Valley Bank, which will be closed no later than January 31, 2004, and securities accounts maintained outside the United States), (iii) in the case of TeleTech Services Corporation, to create and perfect a lien on the Company’s headquarters facility and (iv) to take such other actions as the Collateral Agent may reasonably request from time to time in furtherance of the foregoing.

SECTION 3.      DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF REMEDIES VESTED IN THE REQUIRED BENEFITED PARTIES.

(a)           Except as set forth in subsection 3(f) or 10(g), the Collateral Agent agrees that it will not (i) release any Lien or Collateral without the consent of the Required Benefited Parties or (ii) commence Enforcement without the direction of the Required Benefited Parties.  Subject to subsections 2(c) and (d), the Collateral Agent agrees to administer the Collateral and to make such demands and give such notices under the Collateral Documents as the Required Benefited Parties may request, and to take such action to enforce the Collateral Documents (and, to the extent necessary in connection therewith, the Guaranties) and to realize upon, collect and dispose of the Collateral or any portion thereof as may be directed by the Required Benefited Parties.  The Collateral Agent shall not be required to take any action that is in the opinion of counsel to the Collateral Agent contrary to law or to the terms of this Agreement, any Guaranty or any Collateral Document, or that would in the opinion of such counsel subject the Collateral Agent or any of its officers, employees, agents or directors to liability, and the Collateral Agent shall not be required to take any action under this Agreement, any Guaranty or any Collateral Document unless and until the Collateral Agent shall be indemnified to its reasonable satisfaction by one or more of the Benefited Parties against any and all loss, cost, expense or liability in connection therewith.

(b)           Each Benefited Party agrees that the Collateral Agent shall act as the Required Benefited Parties may request (regardless of whether any individual Benefited Party agrees, disagrees or abstains with respect to such request) and that the Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not conflict with the express terms of this Agreement, any Guaranty or any Collateral Document).  The Collateral Agent shall give prompt notice to each Lender and each Noteholder of any action taken pursuant to the instructions of the Required Benefited Parties to enforce any Collateral Document; provided that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity of any action so taken.

(c)           The Collateral Agent may at any time request directions from the Required Benefited Parties as to any course of action or other matter relating hereto or relating to any Guaranty or any Collateral Document.  Except as otherwise provided in this Agreement, directions given by the Required Benefited Parties to the Collateral Agent hereunder shall be binding on all Benefited Parties, for all purposes.  If the Collateral Agent has asked the Benefited Parties for instruction and if the Required Benefited Parties have not yet responded to such request, the Collateral Agent shall be authorized to take, but shall not be required to take and shall in no event have any liability for failure to take, such actions with regard to any Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Benefited Parties and to maximize both the value of the Collateral and the present value of the recovery by the Benefited Parties on the Benefited Obligations and shall give the Benefited Parties appropriate notice of such action; provided that once such instructions have been received by the Collateral Agent, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

(d)           Nothing contained in this Agreement shall affect the right (if any) of any Benefited Party to give the Company or any other applicable Person notice of any default or to accelerate or make demand for payment of its Benefited Obligations under any applicable Financing Agreement.  Each Benefited Party agrees not to take any action to enforce any term or provision of any Collateral Document or to enforce any of its rights in respect of the Collateral (other than Specific Collateral) except through the Collateral Agent in accordance with this Agreement.

(e)           The Collateral Agent shall not be deemed to have actual or constructive knowledge or notice of the occurrence of any Event of Default until it has received written notice thereof from the Company or any Benefited Party stating that it is a “Notice of Default.” Any Benefited Party that has actual knowledge of an Event of Default shall deliver to the Collateral Agent a written statement describing such Event of Default (provided that failure to do so shall not constitute a waiver of such Event of Default by any Benefited Party).  Upon receipt of a notice from the Company or any Benefited Party of the occurrence of an Event of Default, the Collateral Agent shall promptly (and in any event no later than three business days after receipt of such notice in the manner provided in subsection 10(a)) give notice of such Event of Default to all other Benefited Parties.

(f)            Unless the Collateral Agent has received notice (as provided in subsection 3(e) above) that an Event of Default exists, the Collateral Agent may (and shall at the request of any Debtor), without the approval of any other Benefited Party, (i) release any Collateral under any Collateral Document which is permitted to be sold or disposed of or otherwise released pursuant to the Credit Agreement and the Note Agreement and execute and deliver such releases as may be necessary to terminate of record the Collateral Agent’s security interest (for the benefit of the Benefited Parties) in such Collateral; and (ii) subordinate any Lien on any property which constitutes Collateral to the holder of any Lien on such property which is permitted by

Section 7.01(h), (k) or (l) (but in the case of subsection 7.01(1), solely with respect to purchase money security interests or leases of equipment or other personal property and so long as the senior Lien attaches only to the property so acquired or leased) of the Credit Agreement and Section 10.5(h), (i) or (j) of the Note Agreement, each as in effect on the date hereof.  In determining whether any such release or subordination is permitted, the Collateral Agent may, in the absence of actual notice to the contrary (and without any review of any Financing Agreement or any other investigation or inquiry), conclusively rely upon a certificate from the Company that such release or subordination is permitted by the Credit Agreement and the Note Agreement.

(g)           Without limiting subsection 3(f) but subject to Section 5, the security interest of the Collateral Agent in any Specific Collateral shall automatically, and without further action, (i) be subordinated to the security interest of the Benefited Party that holds such Specific Collateral, and the Collateral Agent shall not take any action to enforce or realize upon such Collateral (other than giving any notice of claim to a subordinate interest in such Collateral that the Collateral Agent deems necessary or appropriate to preserve such claim) without the prior written consent of such Benefited Party; and (ii) be released upon such Benefited Party’s application of such Specific Collateral to any Benefited Obligations arising under Letters of Credit in accordance with the provisions of subsection 10(k).  The Collateral Agent is authorized to execute and deliver any documents reasonably requested by any Benefited Party to evidence any such subordination or release.

(h)           Any term of the Collateral Documents may be amended, and the performance or observance by the parties to a Collateral Document of any term of such Collateral Document may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Collateral Agent upon the written consent of the Required Benefited Parties; provided that no amendment to the Collateral Documents which directly or indirectly narrows the description of the Collateral or the obligations being secured thereby or changes the priority of payments to the Benefited Parties under the Collateral Documents may be made without the written consent of all of the Benefited Parties.

SECTION 4.      APPLICATION OF PROCEEDS.

(a)           All Proceeds received by the Collateral Agent from, or in respect of the Collateral of, any Debtor in connection with an Enforcement, and all Preferential Payments made by the Company or any Guarantor which are required to be paid to all Benefited Parties in accordance with Section 5,shall be applied promptly by the Collateral Agent as follows:

FIRST:  To the payment of the reasonable costs and expenses of the collection of such Proceeds and any sale, collection or other realization upon any such Collateral, including reasonable fees and expenses of counsel, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all other amounts due to the Collateral Agent in its capacity as such;

SECOND:  To the ratable payment of the Benefited Obligations then due and owing by the Company or such Guarantor (including Letter of Credit Fees and up to $5,000,000 of then outstanding Cash Management Obligations (other than customary fees in connection with Cash Management Arrangements) but excluding Cash Management

Obligations in excess of $5,000,000, Hedging Obligations, Make-Whole Amounts, Breakage Costs, Fronting Fees, Commitment Fees and Fees and Charges); provided that with respect to Benefited Obligations consisting of the undrawn amounts of outstanding Letters of Credit, payment shall be made to the Collateral Agent, to be retained as collateral, for the ratable portion of the Benefited Obligations consisting of such undrawn amounts of outstanding Letters of Credit (provided that (i) if any payment is made by a Benefited Party under any such Letter of Credit, the Collateral Agent shall pay to such Benefited Party the ratable portion of the amount of cash held as collateral therefor pursuant to this clause which is allocable to the amount paid under such Letter of Credit (or in respect of such time draft) less the amount of any Specific Collateral held by such Benefited Party; and (ii) if and to the extent that any such Letter of Credit shall expire or terminate, the amount of cash held as collateral therefor pursuant to this clause shall be applied in accordance with this subsection 4(a)), calculated in accordance with the provisions of subsection 4(b);

THIRD:  To the ratable payment of Hedging Obligations, remaining Cash Management Obligations, Make-Whole Amounts, Breakage Costs, Fronting Fees and Commitment Fees;

FOURTH:  To the ratable payment of Fees and Charges; and

FIFTH:  After payment in full of all Benefited Obligations, to the payment to or upon the order of the Company or the Guarantors, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

Until such Proceeds are so applied, the Collateral Agent shall hold such Proceeds in its custody in an interest-bearing account in accordance with its regular procedures for handling deposited funds.

(b)           Payment shall be based upon the proportion which the amount of the Benefited Obligations described in clause FIRST, SECOND, THIRD and FOURTH of subsection 4(a), as applicable, owing by the Company or any Guarantor to any Benefited Party bears to the total amount of all Benefited Obligations described in such clause owing by such Person to all Benefited Parties.

(c)           Payments by the Collateral Agent in respect of (i) the Credit Agreement Obligations and, to the extent relating to the Credit Agreement Obligations, the Guaranty Obligations, shall be made to the Administrative Agent for distribution to the Lenders in accordance with the Credit Agreement; (ii) the Noteholder Obligations and, to the extent relating to the Noteholder Obligations, the Guaranty Obligations, shall be made to the applicable Noteholder; (iii) the Hedging Obligations and, to the extent relating to the Hedging Obligations, the Guaranty Obligations, shall be made to the holder of such Hedging Obligations and (iv) the Cash Management Obligations and, to the extent relating to the Cash Management Obligations, the Guaranty Obligations, shall be made to the applicable Cash Management Bank.

SECTION 5.      PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT; SHARING.

(a)           The Collateral Agent shall give each Benefited Party a written notice (a “Notice of Special Default”) promptly, but no later than three business days, after being notified in writing by a Benefited Party that a Special Event of Default has occurred.  After the receipt of such Notice of Special Default, all Preferential Payments other than those payments received pursuant to subsection 5(b) shall be deposited into the Special Trust Account.  Each Benefited Party agrees that no Event of Default shall occur for failure by the Company to make any payment to any Benefited Party as a result of payments so made on a timely basis to the Collateral Agent.

(b)           If (i) such Special Event of Default is waived by the applicable Benefited Parties and no other Event of Default has occurred and is continuing, (ii) such Special Event of Default is cured by the Company or any amendment of the applicable Financing Agreement and no other Event of Default has occurred and is continuing or (iii) no Benefited Obligations have been accelerated and the Required Benefited Parties have not instructed the Collateral Agent to commence Enforcement prior to the 90th day following the occurrence of such Special Event of Default (notwithstanding that such Special Event of Default or any other Event of Default exists), the Collateral Agent thereupon shall return all amounts, together with a pro rata share of interest earned thereon, held in the Special Trust Account representing payment of any Benefited Obligations to the Benefited Party initially entitled thereto, and no payments thereafter received by a Benefited Party shall constitute a Preferential Payment by reason of such cured or waived Special Event of Default.  No payment returned to a Benefited Party for which such Benefited Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Preferential Payment.

(c)           Each Benefited Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the amount of all Preferential Payments (if any) previously received by such Benefited Party and of the receipt thereafter of any Preferential Payment, (ii) hold such amounts in trust for the Benefited Parties and act as agent of the Benefited Parties during the time any such amounts are held by it and (iii) deliver to the Collateral Agent such amounts for deposit into the Special Trust Account.

(d)           If (i) the Benefited Obligations have been accelerated or (ii) the Required Benefited Parties have instructed the Collateral Agent to commence Enforcement, then all funds, together with interest accrued thereon, held in the Special Trust Account and all subsequent Preferential Payments shall be applied in accordance with the provisions of subsection 4(a).

(e)           For the purposes of determining the amount of outstanding Benefited Obligations, if any Benefited Party is required to deposit any Preferential Payment in the Special Trust Account, then the obligations intended to be satisfied by such Preferential Payment shall be revived, as of the date of the deposit of such amount with the Collateral Agent, in the amount of such Preferential Payment and such obligation shall continue in full force and effect (and bear interest from such deposit date at the non-default rate provided in the underlying document) as if such Benefited Party had not received such payment.  All such revived obligations shall be included as Benefited Obligations for purposes of allocating any payments under subsection 4(a)

and for applying the definition of Required Benefited Parties.  If any such revived obligation shall not be allowed as a claim under the Bankruptcy Code due to the fact that the Preferential Payment has in fact been made by the Company, the Benefited Parties shall make such other equitable arrangements for the purchase and sale of participation in the Benefited Obligations to effectuate the intent of this subsection 5(e).

SECTION 6.      INFORMATION FROM BENEFITED PARTIES

Each Benefited Party shall promptly from time to time, upon written request of the Collateral Agent, (i) notify the Collateral Agent of the outstanding Benefited Obligations owed to such Benefited Party as at such date as the Collateral Agent may specify and (ii) notify the Collateral Agent of any payment received thereafter by such Benefited Party to be applied to the Benefited Obligations payable to such Benefited Party.  Each Benefited Party shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

SECTION 7.      DISCLAIMERS, INDEMNITY, ETC.

(a)           The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Collateral Documents.  The Collateral Agent shall not by reason of this Agreement, any Guaranty or any Collateral Document be a trustee for any Benefited Party or have any other fiduciary obligation to any Benefited Party (including any obligation under the Trust Indenture Act of 1939, as amended).  The Collateral Agent shall not be responsible to any Benefited Party for any recitals, statements, representations or warranties contained in any Financing Agreement or in any certificate or other document referred to or provided for in, or received by any of them under, any Financing Agreement (other than statements, representations and warranties made by the Collateral Agent), or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Financing Agreement or any other document referred to or provided for therein or any Lien under any Collateral Document or the perfection or priority of any such Lien or for any failure by the Company, any Guarantor, any Benefited Party or any other Person to perform any of its respective obligations under any Financing Agreement.  Without limiting the foregoing, the Collateral Agent shall not be required to take any action under any Guaranty or any Collateral Document, including any action to perfect any security interest granted in the Collateral pursuant to any Collateral Document, or to administer any Collateral unless instructed to do so by the Required Benefited Parties; provided that, subject to subsection 2(d), any Benefited Party may instruct the Collateral Agent to take actions necessary to preserve, protect or continue any existing security interest (including, without limitation, an instruction to file a Uniform Commercial Code financing statement) without the need to obtain the consent of the Required Benefited Parties. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.  Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder, under any Guaranty or Collateral Documents or in connection with any of the foregoing, except for the gross negligence or willful misconduct of such Person.

(b)           The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, facsimile, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of independent legal counsel, independent accountants and other experts selected by the Collateral Agent.  As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Benefited Parties, and such instructions of the Required Benefited Parties, and any action taken or failure to act pursuant thereto, shall be binding on all Benefited Parties.

(c)           The Benefited Parties agree severally (but not jointly) that they will indemnify the Collateral Agent, in its capacity as the Collateral Agent, ratably in accordance with the amount of the Benefited Obligations held by each of the Benefited Parties at the time any item described below arises, to the extent the Collateral Agent is not reimbursed by the Company or the Guarantors under the Financing Agreements or reimbursed out of any Proceeds pursuant to clause FIRST of subsection 4(a), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, any Guaranty or any Collateral Document or the enforcement of any of the terms hereof or thereof, including reasonable fees and expenses of counsel (including the allocated cost of internal counsel); provided that no Benefited Party shall be liable for any such payment to the extent the obligation to make such payment is found in a final judgment by a court of competent jurisdiction to have arisen from the Collateral Agent’s gross negligence or willful misconduct.  The obligations of the Benefited Parties under this subsection 7(c) shall survive the payment in full of the Benefited Obligations and the termination of this Agreement.

(d)           Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall, notwithstanding subsection 7(c), in all cases be fully justified in failing or refusing to act hereunder unless it shall be further indemnified to its reasonable satisfaction by the Benefited Parties against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

(e)           The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness or obligation relating to any Benefited Obligation as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent.  Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness or obligation shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness or obligation and of any note or notes or other evidences of indebtedness or obligation issued in exchange therefor.

(f)            Except as expressly provided herein, the Collateral Agent shall have no duty to take any affirmative steps with respect to the administration or collection of amounts payable in respect of the Guaranties, the Collateral Documents or the Collateral.  The Collateral Agent shall incur no liability (except to the extent the actions or omissions of the Collateral Agent in connection therewith constitute gross negligence or willful misconduct) as a result of any sale of any Collateral, whether at any public or private sale.

(g)           (i) The Collateral Agent may resign at any time by giving at least 45 days’ notice thereof to the Lenders and the Noteholders, the Collateral Agent may be removed as the Collateral Agent at any time, with or without cause, by the Required Benefited Parties and the Collateral Agent may be removed by the Required Noteholders at any time that (A) an Event of Default exists under the Note Agreement or the principal amount of the Notes constitutes more than 50% of the Maximum Principal Obligations and (B) the Collateral Agent has failed to take any action which the Collateral Agent is required to take hereunder after request therefor by the Required Noteholders or the Collateral Agent has taken any action hereunder which the Collateral Agent is not authorized to take hereunder or which violates the terms hereof.  In the event of any such resignation or removal of the Collateral Agent, the Required Benefited Parties shall thereupon have the right to appoint a successor Collateral Agent.  If no successor Collateral Agent shall have been so appointed by the Required Benefited Parties and shall have accepted such appointment within 45 days after the notice of the intent of the Collateral Agent to resign or the removal of the Collateral Agent, then the resignation or removal shall nonetheless become effective and the Benefited Parties acting collectively shall thereafter have the rights and obligations of the Collateral Agent hereunder and under the Collateral Documents until a successor Collateral Agent has been appointed and accepted such appointment.  Any successor Collateral Agent appointed pursuant to this subsection shall be a commercial bank or other financial institution organized under the laws of the United States of America or any state thereof having combined capital and surplus of at least $500,000,000 or shall otherwise be acceptable to the Required Benefited Parties.  After any retiring or removed Collateral Agent’s resignation or removal hereunder, the provisions of Section 3 and this Section 7 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent.

(ii)           Upon the acceptance by a successor Collateral Agent of appointment as the Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder.

(h)           In no event shall the Collateral Agent or any other Benefited Party be liable or responsible for any funds or investments of funds held by the Company, any Guarantor or any of their Affiliates.

(i)            With respect to their respective shares of the Benefited Obligations, Bank of America and its Affiliates shall have and may exercise the same rights and powers hereunder as, and shall be subject to the same obligations and liabilities as and to the extent set forth herein for, any other Benefited Party, all as if Bank of America were not the Collateral Agent.  The terms “Benefited Parties”, “Required Benefited Parties”, “Lenders”, “Required Lenders” , “Cash Management Bank” or any similar term shall, unless the context clearly otherwise indicates, include Bank of America or any Affiliate of Bank of America in its individual capacity as a Benefited Party, one of the Required Benefited Parties, a Lender, one of the Required Lenders or a Cash Management Bank.  Bank of America and its Affiliates may lend money to, and generally engage in any kind of business with, the Company or any of its Affiliates as if Bank of America were not acting as the Collateral Agent and without any duty to account therefor to any other Benefited Party. Without limiting the foregoing, each Benefited Party acknowledges that (i) Bank of America is both a Lender and the Administrative Agent under the Credit Agreement and the Collateral Agent hereunder and under the Collateral Documents and (ii) Bank of America and its Affiliates may continue to engage in any credit decision with respect to the Credit Agreement or any other Financing Agreement without any duty to account therefor to the Benefited Parties by reason of its appointment as the Collateral Agent.

(j)            Each party hereto acknowledges that it has, independently and without reliance upon the Collateral Agent or any other party hereto and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Financing Agreements to which it is a party.  Each party hereto also acknowledges that it will, independently and without reliance upon the Collateral Agent and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreements to which it is a party.

(k)           If, with respect to any proposed action to be taken by it, the Collateral Agent shall determine in good faith that the provisions of this Agreement relating to the functions or discretionary powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Lenders and the Noteholders identifying the proposed action and the provisions it considers to be ambiguous or inconsistent, and may decline cither to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of the Required Benefited Parties that the Required Benefited Parties concur that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or is otherwise appropriate.  The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Required Benefited Parties in this respect, and such confirmation shall be binding upon all Benefited Parties.

(l)            The Company and each other Debtor, by its consent hereto, agrees to pay to the Collateral Agent, from time to time upon demand, all reasonable fees, costs and expenses of the Collateral Agent (including the reasonable fees and charges of counsel to the Collateral Agent and the allocated cost of internal legal services and all reasonable disbursements of internal counsel) (i) arising in connection with the enforcement of any of the provisions of this Agreement or the other Financing Agreements, (ii) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of the Collateral pursuant to any Collateral Document and the preservation, protection or defense of the Collateral Agent’s rights under this Agreement and the other applicable Financing Agreements and in and to the Collateral, or (iii) incurred by the Collateral Agent in connection with the resignation of the Collateral Agent pursuant to subsection 7(g).  The obligations of the Company and each other Debtor under this subsection 7(1) shall survive the termination of the other provisions of this Agreement.

SECTION 8.                  INVALIDATED PAYMENTS.

If the Collateral Agent or any other Benefited Party receives any amount pursuant to this Agreement that is subsequently required to be returned or repaid by the Collateral Agent or such other Benefited Party to the Company or any Guarantor or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a “Repayment Event”), then

(x) if the Repayment Event results in the Collateral Agent being required to return or repay any amount distributed by it to the other Benefited Parties under this Agreement, each Benefited Party to which such amount was distributed shall, forthwith upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent an amount equal to its ratable share (based on the amount distributed to such Benefited Party) of the amount required to be returned or repaid relating to such Repayment Event,

(y) if the Repayment Event results in any Benefited Party being required to return or repay any amount received by it for its own account under this Agreement to the Company, any Guarantor or any Affiliate thereof or their respective representatives or successors in interest (any such Benefited Party being an “Affected Benefited Party”), each other Benefited Party shall, forthwith upon its receipt of a notice thereof from the Affected Benefited Party, pay the Collateral Agent an amount for distribution to such Affected Benefited Party such that, after giving effect to such payment and distribution, all Benefited Parties shall have received such proportion of the Proceeds as they would have received had the original payment which gave rise to such Repayment Event not occurred, and

(z) in either case, the Collateral Agent shall thereafter apply Proceeds received in a manner consistent with the terms of this Agreement such that all Benefited Parties receive such proportion of the Proceeds as they would have received had the original payment which gave rise to such Repayment Event not occurred;

it being understood that (i) if any Benefited Party shall fail to promptly pay any such amount to the Collateral Agent, the Collateral Agent may deduct such amount (plus any accrued interest thereon) from any amount payable thereafter to such Benefited Party under this Agreement and (ii) until such amount is paid in full (by deduction or otherwise), such Benefited Party shall have no right to vote on any matter under this Agreement (and the Benefited Obligations of such Benefited Party shall be disregarded for purposes of clause (a) of the definition of “Required Benefited Parties” or making any similar determination hereunder (other than pursuant to clauses (b) and (c) of the definition of “Required Benefited Parties”)).

SECTION 9.                  RELATIONSHIP AMONG THE BENEFITED PARTIES.

(a)           Each Benefited Party agrees that, so long as any Benefited Obligations are outstanding, the provisions of this Agreement shall provide the exclusive method by which any Benefited Party may exercise rights and remedies under the Collateral Documents.  Therefore, each Benefited Party shall, for the mutual benefit of all Benefited Parties, except as permitted under this Agreement:

(i)            refrain from taking or filing any action, judicial or otherwise, to enforce any right or pursue any remedy under the Collateral Documents, except for delivering notices hereunder;

(ii)           refrain from accepting any other security for, the Benefited Obligations from the Company or any Affiliate of the Company, except for (A) Specific Collateral and (B) any security granted to the Collateral Agent for the benefit of all Benefited Parties; and

(iii)          retrain from exercising any right or remedy under the Collateral Documents which has or may have arisen or which may arise as a result of an Event of Default or Unmatured Event of Default;

provided, however, that nothing contained in subsections (i) through (iii) above shall prevent any Benefited Party from imposing a default rate of interest in accordance with the applicable Financing Agreement or prevent a Benefited Party from raising any defense in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the Collateral or any Collateral Documents.

(b)           During any Bankruptcy Proceeding with respect to any Debtor, each Benefited Party agrees that:

(i)            The Collateral Agent shall represent all Benefited Parties in connection with all matters directly relating to the Collateral, including the use, sale or lease of Collateral, use of cash collateral, relief from the automatic stay and adequate protection.  The Collateral Agent shall act on the instructions of the Required Benefited Parties; provided that no such vote by the Required Benefited Parties shall treat the holders of the Credit Agreement Obligations differently with respect to rights in the Collateral from the holders of the Noteholder Obligations or vice versa.

(ii)           Each Benefited Party shall be free to act independently on any issue not directly relating to the Collateral.

SECTION 10.            MISCELLANEOUS.

(a)           All notices and other communications provided for herein shall be in writing and may be sent by overnight air courier, facsimile communication or United States mail and shall be deemed to have been given when delivered by overnight air courier, upon receipt of facsimile communication or four business days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed.  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this subsection 10(a)) shall be set forth under each party’s name on the signature pages (including acknowledgments) hereof.  By their consent to the Collateral Agent’s execution and delivery hereof, the Lenders acknowledge and agree that any notice to a Lender shall be conclusively deemed to have been received concurrently by any Affiliate of such Lender which is a Benefited Party.

(b)           This Agreement may be amended, modified or waived only by an instrument or instruments in writing signed by the Administrative Agent (acting upon the direction of the Required Lenders or such greater number of Lenders as may be required by the Credit Agreement), the Noteholders and the Collateral Agent, and in the case of an amendment to subsection 2(c), 2(d) or 7(1), the Company and the other Debtors.

(c)           This Agreement shall be binding upon and inure to the benefit of (i) the Collateral Agent and each other Benefited Party and their respective successors and assigns and (ii) with respect to subsections 2(c), 2(d) and 7(1), each Debtor and its successors and assigns.  If the holder of any Benefited Obligations shall transfer such Benefited Obligations, it shall promptly so advise the Collateral Agent.  Each transferee of any Benefited Obligations shall take such Benefited Obligations subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder, by each previous holder of such Benefited Obligations, prior to the receipt by the Collateral Agent of written notice of such transfer; and, except as expressly otherwise provided in such notice, the Collateral Agent shall be entitled to assume conclusively that the transferee named in such notice shall thereafter be vested with all rights and powers as a Benefited Party under this Agreement.  Upon the written request of any Benefited Party, the Collateral Agent will provide such Benefited Party with copies of any written notices of transfer received pursuant hereto.

(d)           This Agreement shall continue to be effective among the Benefited Parties even though a case or proceeding under any bankruptcy or insolvency law or any proceeding in the nature of a receivership, whether or not under any insolvency law, shall be instituted with respect to the Company or any Guarantor, or any portion of the property or assets of the Company or any Guarantor, and all actions taken by the Benefited Parties with regard to such proceeding shall be by the Required Benefited Parties; provided that nothing herein shall be interpreted to preclude any Benefited Party from filing a proof of claim with respect to its Benefited Obligations or from casting its vote, or abstaining from voting, for or against confirmation of a plan of reorganization in its sole discretion.  Consistent with, but not in limitation of, the foregoing, each of the Benefited Parties and, by their execution of the Acknowledgment and Consent to Intercreditor and Collateral Agency Agreement, each of the Company and each Guarantor, agrees and acknowledges that this Agreement constitutes a “subordination agreement” within the meaning of both New York law and Section 510(a) of the United States Bankruptcy Code.

(e)           Each Benefited Party agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments as the Collateral Agent or any other Benefited Party may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto the Collateral Agent or such other Benefited Party its respective rights, powers and remedies hereunder.

(f)            This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.  A facsimile of the signature of any party on any counterpart shall be effective as the signature of such party for purposes of the effectiveness of this Agreement.

(g)           This Agreement shall become effective immediately upon execution by the parties hereto and shall continue in full force and effect until the earliest of (i) the date on which (A) no Event of Default or Unmatured Event of Default exists and (B) all Benefited Parties direct the Collateral Agent to release the Collateral granted under the Collateral Documents and (ii) 91 days following the date upon which all Benefited Obligations are irrevocably paid in full and all commitments under the Credit Agreement have been terminated.  The Collateral Agent shall promptly notify each Noteholder and each Lender of any termination of this Agreement pursuant to clause (i) of the first sentence of this subsection (g).

(h)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

(i)            Nothing in this Agreement, in any Guaranty or in any Collateral Document, expressed or implied, is intended or shall be construed to confer upon or give to any Person other than the Benefited Parties any right, remedy or claim under or by reason of any such agreement or any covenant, condition or stipulation herein or therein contained; provided that the Debtors are intended beneficiaries of subsections 2(c) and 2(d) and may enforce the provisions thereof against the Collateral Agent, each Lender and each Purchaser.

(j)            In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(k)           Notwithstanding any other provision of this Agreement, if at any time the Company is required to make any prepayment of the Notes pursuant to Section 8.7 of the Note Agreement (as in effect on the date hereof) and is required to concurrently reduce the amount of the Benefited Obligations arising under the Credit Agreement and the Company is not able to immediately reduce the amount of the Benefited Obligations under the Credit Agreement to the extent required because all or a portion of such Benefited Obligations are undrawn amounts under Letters of Credit, then the Company may pledge cash collateral to the Benefited Party or Benefited Parties holding such Benefited Obligations (or an agent therefor) in an amount equal to the amount that would have been paid to such Benefited Party or Benefited Parties if all applicable contingent Benefited Obligations had then been due and payable (any such cash collateral so pledged, “Specific Collateral”).  All Specific Collateral held by any Benefited Party (or any agent therefor) shall be applied by such Benefited Party (or such agent) to pay Benefited Obligations arising under Letters of Credit promptly upon such Benefited Obligations becoming due and payable (and shall not apply any other funds from the Company or any other source to pay such amounts until the amount of Specific Collateral held by such Benefited Party (or such agent) has been reduced to zero).  If and to the extent that any such Letter of Credit shall expire or terminate, the amount of cash held by the applicable Benefited Party (or the applicable agent) shall be delivered to the Collateral Agent for redistribution to the Benefited Parties in amounts so that each Benefited Party shall receive the amount of reduction of Benefited Obligations it would have received if such Letter of Credit had not been outstanding on the date of the applicable initial prepayment.

(1)           ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH OF THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, EACH NOTEHOLDER AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER BENEFITED PARTY (A) EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE, (B) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AND (C) HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(m)          EACH OF THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, EACH NOTEHOLDER AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER BENEFITED PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

BANK OF AMERICA, N.A., as Collateral Agent

By:
Title:

231 S. LaSalle Street
Chicago, IL 60697
Attention: David A. Johanson, Vice President
Telephone: (312) 828-7933
Facsimile: (312)974-9102

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

231 S. LaSalle Street
Chicago, IL 60697
Attention: David A. Johanson, Vice President
Telephone: (312) 828-7933
Facsimile: (312) 974-9102

[PURCHASERS]

ACKNOWLEDGMENT OF AND CONSENT TO
INTERCREDITOR AGREEMENT

Each of the undersigned hereby acknowledges receipt of the foregoing Intercreditor Agreement, consents to the provisions thereof and agrees to subsection 7(1) thereof.

TELETECH HOLDINGS, INC.

By:
Name:
Title:

TELETECH SERVICES CORPORATION
TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), INC.
TELETECH FACILITIES MANAGEMENT (POSTAL CUSTOMER SUPPORT), INC.
TELETECH CUSTOMER CARE MANAGEMENT (TELECOMMUNICATIONS), INC.
TELETECH FINANCIAL SERVICES MANAGEMENT, LLC
TELETECH CUSTOMER CARE MANAGEMENT (CALIFORNIA), INC.
TELETECH CUSTOMER CARE MANAGEMENT (PENNSYLVANIA), LLC
CARABUNGA.COM, INC.
TELETECH CUSTOMER CARE MANAGEMENT (TEXAS), INC.
TELETECH INTERNATIONAL HOLDINGS, INC.
TELETECH SOUTH AMERICA HOLDINGS, INC.
T-TEC LABS, INC.

By:
Title:

NEWGEN RESULTS CORPORATION

By:
Title:

TELETECH CUSTOMER SERVICES, INC.
TTEC NEVADA, INC.

By:
Title:

SCHEDULE 1

CASH MANAGEMENT ARRANGEMENTS

Cash Management Banks

Bank of America, N.A.

SCHEDULE II

COLLATERAL DOCUMENTS

Security Agreement dated as of October 24, 2003 among the Debtors and the Collateral Agent

Pledge Agreement dated as of October 24, 2003 among the Company, various other Debtors and the Collateral Agent

Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Colorado) dated as of October 24, 2003 made by TeleTech Services Corporation